PROSPECTUS
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES
DECEMBER 1, 1998 AS AMENDED AUGUST 16, 1999
INVESTMENT STRATEGY
GROWTH  & INCOME
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND


[Insert Franklin Templeton Ben Head]
Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated December 1, 1998, which we may amend from time to time.

We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL
FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary ............................................     2
Financial Highlights .......................................     5
How Do the Funds Invest Their Assets? ......................    11
What Are the Risks of Investing in the Funds? ..............    15
What Are the Risks of Investing in the Underlying
Franklin Templeton Funds? ..................................    15
How Do the Underlying Franklin Templeton
Funds Invest Their Assets? .................................    20
Who Manages the Funds? .....................................    47
How Taxation Affects the Funds and Their Shareholders ......    52
How Is the Trust Organized? ................................    54

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .......................................    55
May I Exchange Shares for Shares of Another Fund? ..........    63
How Do I Sell Shares? ......................................    66
What Distributions Might I Receive From the Funds? .........    69
Transaction Procedures and Special Requirements ............    70
Services to Help You Manage Your Account ...................    74
What If I Have Questions About My Account? .................    76

GLOSSARY

Useful Terms and Definitions ...............................    77

APPENDICES

What Are Some of the Other Investment
Policies, Strategies and Risks of the
Underlying Franklin Templeton Funds? .......................    79

Description of Ratings .....................................    93

FRANKLIN
TEMPLETON
FUND ALLOCATOR
SERIES

DECEMBER 1, 1998
AS AMENDED AUGUST 16, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

P.O. Box 997151
Sacramento, CA 95899-9983
1-800/DIAL BEN(R)

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in each fund. It is based on the historical expenses of each fund for the fiscal year ended July 31, 1998. Each fund's actual expenses may vary.


                                                  CONSERVATIVE     MODERATE       GROWTH
                                                   TARGET FUND    TARGET FUND   TARGET FUND
---------------------------------------------------------------------------------------------
A.    SHAREHOLDER TRANSACTION EXPENSES+

      CLASS A 1

      Maximum Sales Charge
      (as a percentage of Offering Price)++           5.75%          5.75%         5.75%

      Paid at time of redemption+++                   None           None          None

      Exchange Fee (per transaction)*                 None           None          None

      CLASS C 1

      Maximum Sales Charges
      (as a percentage of Offering Price)             1.99%          1.99%         1.99%

      Paid at time of purchase++++                    1.00%          1.00%         1.00%

      Paid at redemption+++                           0.99%          0.99%         0.99%

      Exchange Fee (per transaction)*                 None           None          None

                                                  CONSERVATIVE     MODERATE       GROWTH
                                                   TARGET FUND    TARGET FUND   TARGET FUND
---------------------------------------------------------------------------------------------

B.    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      CLASS A 1

      Asset Allocation Fees**                         0.25%          0.25%         0.25%

      Rule 12b-1 Fees***                              0.25%          0.25%         0.25%

      Other Expenses**                                0.56%          0.42%         0.48%

      Management Fees of the Underlying
      Franklin Templeton Funds                        0.54%          0.58%         0.61%

      Other Expenses of the Underlying
      Franklin Templeton Funds                        0.16%          0.20%         0.22%

      Total Fund Operating Expenses**                 1.76%          1.70%         1.81%

      CLASS C 1

      Asset Allocation Fees**                         0.25%          0.25%         0.25%

      Rule 12b-1 Fees***                              1.00%          1.00%         1.00%

      Other Expenses**                                0.56%          0.42%         0.48%

      Management Fees of the Underlying
      Franklin Templeton Funds                        0.54%          0.58%         0.61%

      Other Expenses of the Underlying
      Franklin Templeton Funds                        0.16%          0.20%         0.22%

      Total Fund Operating Expenses**                 2.51%          2.45%         2.56%

C.    EXAMPLE

      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.


                                                 1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
      Conservative Target Fund - Class A          $74****    $110       $147      $253

      Conservative Target Fund - Class C          $45         $87       $142      $292

      Moderate Target Fund - Class A              $74****    $108       $144      $247

      Moderate Target Fund - Class C              $44         $86       $139      $286

      Growth Target Fund - Class A                $75****    $111       $150      $258

      Growth Target Fund - Class C                $45         $89       $145      $297

      For the same Class C investment, you would pay projected expenses of $35 (Conservative Target Fund), $35 (Moderate Target Fund), and $36 (Growth Target Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class A shares.
+++A Contingent Deferred Sales Charge may apply to any Class C purchase if you sell the shares within 18 months and to Class A purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
++++Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
*There is a $5.00 fee for exchanges by Market Timers.
**For the period shown, the manager had agreed in advance to limit its asset allocation fees and to assume as its own expense certain expenses otherwise payable by each fund. With this reduction, asset allocation fees were 0.08% for the Moderate Target Fund and 0.02% for the Growth Target Fund. The Conservative Target Fund paid no asset allocation fees. Total direct operating expenses were .75% for Class A and 1.50% for Class C of each fund. The funds also indirectly bear their pro rata share of the expenses of the Franklin Templeton funds in which they invest.
***These fees may not exceed 0.25% for Class A and 1.00% for Class C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For the Conservative Target Fund - Class A and the Moderate Target Fund - Class A the total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering the periods shown below appears in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

CONSERVATIVE TARGET FUND - CLASS A

                                                    YEAR ENDED JULY 31,
                                                --------------------------
                                                   1998          1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $10.87        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .39           .12

 Net realized and unrealized gains                   .18           .80
                                                --------------------------

Total from investment operations                     .57           .92

Less distributions from:

 Net investment income                              (.38)         (.05)

 Net realized gains                                 (.06)            -
                                                --------------------------

Total distributions                                 (.44)         (.05)
                                                --------------------------

Net asset value, end of year                      $11.00        $10.87
                                                ==========================

Total return*                                       5.41%         9.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                   $11,637       $1,609

Ratios to average net assets:

 Expenses                                            .76%          .59%**

 Expenses excluding waiver and payments
  by affiliate                                      1.07%         3.64%**

 Net investment income                              3.88%         3.93%**

Portfolio turnover rate                           141.96%        33.30%


CONSERVATIVE TARGET FUND - CLASS C

                                                    YEAR ENDED JULY 31,
                                                --------------------------
                                                   1998          1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $10.81        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .33           .10

 Net realized and unrealized gains                   .15           .75
                                                --------------------------

Total from investment operations                     .48           .85
                                                --------------------------

Less distributions from:

 Net investment income                              (.31)         (.04)

 Net realized gains                                 (.06)            -
                                                --------------------------

Total distributions                                 (.37)         (.04)
                                                --------------------------

Net asset value, end of year                      $10.92        $10.81
                                                ==========================

Total return*                                       4.56%         8.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                   $10,218       $3,010

Ratios to average net assets:

 Expenses                                           1.50%         1.48%**

 Expenses excluding waiver and payments
  by affiliate                                      1.81%         4.53%**

 Net investment income                              3.27%         3.04%**

Portfolio turnover rate                           141.96%        33.30%


MODERATE TARGET FUND - CLASS A

                                                    YEAR ENDED JULY 31,
                                                --------------------------
                                                   1998          1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $11.26        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .37           .17

 Net realized and unrealized gains                   .01          1.13
                                                --------------------------

Total from investment operations                     .38          1.30
                                                --------------------------

Less distributions from:

 Net investment income                              (.38)         (.04)

 Net realized gains                                 (.49)            -
                                                --------------------------

Total distributions                                 (.87)         (.04)
                                                --------------------------

Net asset value, end of year                      $10.77        $11.26
                                                ==========================

Total return*                                       3.71%        13.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                   $23,028       $6,498

Ratios to average net assets:

 Expenses                                            .77%          .67%**

 Expenses excluding waiver and payments
  by affiliate                                       .94%         1.26%**

 Net investment income                              3.37%         2.69%**

Portfolio turnover rate                           124.87%       264.78%


MODERATE TARGET FUND - CLASS C

                                                    YEAR ENDED JULY 31,
                                                --------------------------
                                                 1998****        1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $11.16        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .30           .07

 Net realized and unrealized gains                     -          1.11
                                                --------------------------

Total from investment operations                     .30          1.18
                                                --------------------------

Less distributions from:

 Net investment income                              (.32)         (.02)

 Net realized gains                                 (.49)            -

Total distributions                                 (.81)         (.02)

Net asset value, end of year                      $10.65        $11.16
                                                ==========================

Total return*                                       2.98%        11.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                  $19,501        $4,695

Ratios to average net assets:

 Expenses                                           1.50%         1.50%**

 Expenses excluding waiver and payments
  by affiliate                                      1.68%         2.09%**

 Net investment income                              2.75%         1.86%**

Portfolio turnover rate                           124.87%       264.78%


GROWTH TARGET FUND - CLASS A

                                                    YEAR ENDED JULY 31,
                                                --------------------------
                                                   1998          1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $11.33        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .33           .05

 Net realized and unrealized gains (losses)         (.05)         1.28
                                                --------------------------

Total from investment operations                     .28          1.33
                                                --------------------------

Less distributions from:

 Net investment income                              (.30)            -

 Net realized gains                                 (.15)            -
                                                --------------------------

Total distributions                                 (.45)            -
                                                --------------------------

Net asset value, end of year                      $11.16         $11.33
                                                --------------------------

Total return*                                       2.63%         13.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                   $27,042        $9,638

Ratios to average net assets:

 Expenses                                            .75%           .73%**

 Expenses excluding waiver and payments
  by affiliate                                       .98%          2.19%**

 Net investment income                              2.80%          2.65%**

Portfolio turnover rate                           118.19%         65.52%


GROWTH TARGET FUND - CLASS C

                                                     YEAR ENDED JULY 31,
                                                --------------------------
                                                   1998          1997***
                                                --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                $11.30        $10.00
                                                --------------------------

Income from investment operations:

 Net investment income                               .24           .04

 Net realized and unrealized gains (losses)         (.05)         1.26
                                                --------------------------

Total from investment operations                     .19          1.30
                                                --------------------------

Less distributions from:

 Net investment income                              (.26)            -

 Net realized gains                                 (.15)            -
                                                --------------------------

Total distributions                                 (.41)            -
                                                --------------------------

Net asset value, end of year                      $11.08        $11.30
                                                ==========================

Total return*                                       1.84%        13.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)                   $20,752        $4,733

Ratios to average net assets:

 Expenses                                           1.50%         1.49%**

 Expenses excluding waiver and payments
  by affiliate                                      1.73%         2.95%**

 Net investment income                              1.97%         1.89%**

Portfolio turnover rate                           118.19%        65.52%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997.
****Per share amounts have been calculated using the daily average shares outstanding during the period.

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is the highest level of long-term total return that is consistent with an acceptable level of risk. The goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?

The investment manager allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a uniquely-weighted combination of Franklin Templeton funds ("underlying Franklin Templeton funds"). These funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. While the manager attempts to invest the assets of each fund in the same underlying Franklin Templeton funds, the manager varies the underlying Franklin Templeton funds investment allocation percentages based upon each fund's risk/return level. The following descriptions compare the three funds' levels of risk and return relative to one another and are not intended to imply an absolute level of risk or return for any fund.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This fund may be most appropriate for investors with a shorter investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This fund may be most appropriate for investors with an intermediate investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This fund may be most appropriate for investors with a longer investment horizon.

Following is a general guide the manager uses in allocating each of the fund's assets among the broad asset classes of equity, fixed-income and short-term (e.g., money market) investments. The percentages for each asset class for each fund may be changed from time to time by the funds' manager without the approval of shareholders.

                               SHORT-TERM                 FIXED-INCOME
                               INVESTMENTS   EQUITY FUND      FUNDS
--------------------------------------------------------------------------------
Conservative Target Fund           20%           40%           40%

Moderate Target Fund               10%           55%           35%

Growth Target Fund                  5%           80%           15%

In evaluating the risk level of the underlying Franklin Templeton funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying Franklin Templeton funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The underlying Franklin Templeton funds in which the funds invest are listed below. This list may change from time to time upon the recommendation of the funds' manager without shareholder approval. For more detailed information on the investment policies of each underlying Franklin Templeton fund, see "How Do the Underlying Franklin Templeton Funds Invest Their Assets?" in this prospectus.

EQUITY FUNDS
      Franklin Aggressive Growth Fund
      Franklin Equity Fund
      Franklin Gold Fund
      Franklin Growth Fund
      Franklin Large Cap Growth Fund
      Franklin Natural Resources Fund
      Franklin Real Estate Securities Fund
      Franklin Small Cap Growth Fund
      Franklin Strategic Income Fund
      Franklin Value Fund
      Franklin Utilities Fund
      Mutual Shares Fund
      Mutual Discovery Fund
      Mutual European Fund
      Templeton Developing Markets Trust
      Templeton Foreign Fund
      Templeton Foreign Smaller Companies Fund
      Templeton Global Smaller Companies Fund
      Templeton International Fund
      Templeton Latin America Fund
      Templeton Pacific Growth Fund

FIXED-INCOME FUNDS
      Franklin's AGE High Income Fund
      Franklin Bond Fund
      Franklin Global Government Income Fund
      Franklin Short-Intermediate U.S. Government Securities Fund
      Franklin U.S. Government Securities Fund
      Franklin Templeton Hard Currency Fund
      Templeton Global Bond Fund

No more than 25% of each fund's assets may be invested in any one underlying Franklin Templeton fund, except that each of the funds may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

DIRECT INVESTMENT IN SECURITIES AND OTHER INVESTMENT STRATEGIES. Each fund may invest up to 5% of its assets directly in the types of securities in which the underlying Franklin Templeton funds invest and may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

Each fund may also engage directly in the types of investment strategies employed by the underlying Franklin Templeton funds. Each fund may invest in futures and related options for the purpose of managing the desired effective asset allocation of the fund. In addition, each fund may hedge its investments to protect the fund against a decline in market value. No fund intends to commit more than 5% of its assets to these investment strategies. Each fund may also invest up to 100% of its assets temporarily in the same types of securities that the underlying Franklin Templeton funds may invest in for temporary purposes, and under the same circumstances as the underlying Franklin Templeton funds.

PURCHASES OF SHARES OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS. The funds invest only in Class Z shares of Mutual Discovery Fund, Mutual European Fund and Mutual Shares Fund and Advisor Class shares of the other underlying Franklin Templeton funds. Accordingly, the funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in the underlying Franklin Templeton funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses of the underlying Franklin Templeton funds that are applicable to holders of Class Z and Advisor Class shares. The investment returns of each fund, therefore, will be net of the expenses of the underlying Franklin Templeton funds it invests in.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in a particular industry, group of industries, geographic region, or asset class. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

- Each of the funds is a non-diversified fund because it invests in a limited number of mutual funds. The underlying Franklin Templeton funds are diversified funds with the exception of Franklin Global Government Income Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Strategic Income Fund, Franklin Templeton Hard Currency Fund, Franklin Value Fund, and Templeton Global Bond Fund.

ILLIQUID INVESTMENTS. Each fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

PORTFOLIO TURNOVER. The portfolio turnover rate for Conservative Target Fund was 141.96% for the fiscal year ended July 31, 1998, and 33.30% for the fiscal year ended July 31, 1997. The portfolio turnover rate for Growth Target Fund was 118.19% for the fiscal year ended July 31, 1998, and 65.52% for the fiscal year ended July 31, 1997. Although the funds generally anticipate that portfolio turnover will not exceed 100% per year, in any given year turnover may exceed that level for a variety of reasons. These include higher than anticipated market volatility, as well as changes in portfolio composition and relative performance of the underlying Franklin Templeton funds.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the funds' investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies and restrictions.

For more information about the various types of investments and strategies of each fund and the underlying Franklin Templeton funds, see "What Are the Risks of Investing in the Funds?"; "What Are the Risks of Investing in the Underlying Franklin Templeton Funds?"; "How Do the Underlying Franklin Templeton Funds Invest Their Assets?"; and the appendix and the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

There is no assurance that a fund will meet its investment goal.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decreases. In this way you participate in any change in the value of the securities owned by the fund. The ability of each fund to meet its investment goal depends on its asset allocation among the underlying Franklin Templeton funds and the ability of those funds to meet their investment goals. There can be no assurance that the underlying Franklin Templeton funds will meet their investment goals.

In addition to the factors that affect the value of any particular security that a fund or an underlying Franklin Templeton fund may own, the value of fund shares may also change with movements in the stock and bond markets as a whole. The value of each fund varies from day to day, reflecting changes in these markets and the values of the underlying Franklin Templeton funds. The value of an investment in Growth Target Fund tends to fluctuate more than an investment in Moderate Target Fund or Conservative Target Fund due to its more aggressive mix of investments in the underlying Franklin Templeton funds. Similarly, Moderate Target Fund tends to fluctuate more than an investment in Conservative Target Fund.

The underlying Franklin Templeton funds may buy securities or engage in investment strategies that involve certain risks. As a result, each fund will be subject to some of the risks resulting from these investments. If the funds invest directly in securities or engage in these strategies, they will be subject to the same types of risks as the underlying Franklin Templeton funds.

WHAT ARE THE RISKS OF INVESTING
IN THE UNDERLYING FRANKLIN TEMPLETON FUNDS?

EQUITY SECURITIES RISK. To the extent an underlying Franklin Templeton fund invests in equity securities, general market movements in any country where the fund has investments are likely to affect the value of the securities it owns in that country and the fund's share price may also be affected. Thus, a decline in the market, expressed for example by a drop in a securities index such as the Dow Jones Industrials or the Standard & Poor's 500 average, may result in a decline in an underlying Franklin Templeton fund's share price. Of course, individual and worldwide stock markets have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

FIXED INCOME SECURITIES RISK. Underlying Franklin Templeton funds investing in fixed-income securities are subject to risks, including the following:

o INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, fixed income security prices fall. The opposite is also true: fixed income security prices go up when interest rates fall. Generally, interest rates rise when future inflation rates are expected to increase. This often occurs during periods of strong economic growth, but may also occur during periods of rising government budget deficits or when the value of the U.S. dollar declines against other currencies. Interest rates generally fall when future inflation rates are expected to decline. This often occurs during periods of slower economic growth. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

o INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

o CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

o MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

o CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

Independent rating organizations such as Moody's and S&P rate securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates a higher risk. Please see the appendix for a description of the ratings.

HIGH YIELD SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities and a fund investing in these securities will have greater price swings than a fund emphasizing higher-rated debt securities. Underlying Franklin Templeton funds investing in high yield debt securities are subject to risks, including the following:

o SUBSTANTIAL CREDIT RISK. High yield debt securities carry a high degree of credit risk. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings and their ability to make interest payments or repay principal is less certain. These companies are more likely to encounter financial difficulties and to be materially affected by them. They are also more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments in a timely manner.

o DEFAULTED DEBT SECURITIES RISK. In some cases, an underlying Franklin Templeton fund may own securities where the issuer is not paying or stops paying interest and/or principal on the securities. Payments on these securities may never resume. These securities may be worthless and the fund could lose its entire investment, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default, in which case the fund's Net Asset Value will be adversely affected before the issuer stops making interest or principal payments.

o VOLATILITY RISK. The market prices of high yield debt securities fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting the company's business and business prospects and to changes in the ratings assigned by ratings organizations such as S&P and Moody's. Prices are often closely linked with the company's stock prices and typically will rise and fall in response to business developments, general stock market activity and other factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Price swings in the high yield securities market can adversely affect the prices of all high yield securities.

o REDUCED LIQUIDITY RISK. The high yield debt securities market is generally less liquid than the market for higher-quality bonds and large purchases or sales of these securities can cause sudden and substantial changes in their market prices. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. In less liquid markets such as this, it is generally more difficult to sell securities promptly at an acceptable price, which may limit a fund's ability to sell securities in response to specific economic events or to meet redemption requests.

The underlying Franklin Templeton funds that invest in high yield securities rely on their investment manager's judgment, analysis and experience in evaluating the credit and other risks of high yield securities and the high yield market as a whole. In order for the funds to achieve their investment goals, the investment manager must correctly predict general economic and market trends and evaluate particular issuer's financial resources, sensitivity to economic conditions and trends, operating history and quality of management, as well as regulatory and other matters.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The underlying Franklin Templeton funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the underlying Franklin Templeton funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:

o political and social uncertainty (for example, regional conflicts and risk of war)

o   currency exchange rate volatility

o   pervasiveness of corruption and crime

o   delays in settling portfolio transactions

o   risk of loss arising out of the system of share registration and custody

o   comparatively smaller and less liquid than developed markets

o   dependency upon foreign economic assistance and international trade

o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY RISK. Investments of certain of the underlying Franklin Templeton funds may be denominated in foreign currencies so that changes in the foreign currency exchange rates will affect the value of what a fund owns and thus the price of its shares. Currency valuations have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

SMALLER COMPANIES RISK. Certain underlying Franklin Templeton funds invest in the securities of companies with small market capitalizations. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations are considered derivative investments. To the extent an underlying Franklin Templeton fund enters into these transactions, their success will depend upon the investment manager's ability to predict pertinent market movements.

CONCENTRATION. The following underlying Franklin Templeton funds may concentrate their investments in a particular industry or sector: Franklin Gold Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Strategic Income Fund, Franklin Templeton Hard Currency Fund, Franklin Utilities Fund, Franklin Value Fund, and Templeton Global Bond Fund. Franklin Global Government Income Fund may invest more than 25% of its assets in the securities of foreign governments.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is only one of the factors a fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company a fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Funds?" for more information.

For more information about the risks of investing in the funds and underlying Franklin Templeton funds, please see the appendix and the SAI.

HOW DO THE UNDERLYING FRANKLIN TEMPLETON FUNDS INVEST THEIR ASSETS?

The following is a summary of the investment goals and strategies of the underlying Franklin Templeton funds and the types of securities the funds invest in. The goal of each fund is fundamental, which means it may not be changed without the approval of the fund's shareholders. Additional information about the funds' investment strategies may be found in the appendix and the SAI. For a free copy of a prospectus of any of these funds, call 1-800/DIAL BEN.

EQUITY FUNDS

The following underlying Franklin Templeton funds invest primarily in equity securities.

FRANKLIN AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"). The investment goal of the fund is capital appreciation. The fund normally invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund invests in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors.

EQUITY SECURITIES. In choosing equity investments, the fund's manager will focus on sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. In addition, solid management and sound financial records are factors the manager also considers. Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications), health care (including biotechnology), consumer products, and consumer services (including media, broadcasting and entertainment).

FRANKLIN EQUITY FUND ("EQUITY"). The principal investment goal of Equity is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

The fund's investment strategy is generally to invest in companies that the manager believes have strong future growth prospects and whose securities are undervalued relative to their industry. The fund uses traditional fundamental analysis and active management along with disciplined, quantitative models to identify what the manager believes are potentially rewarding investments that may provide enhanced value to shareholders over the long term.

The fund tries to achieve its investment goal by investing at least 65% of its assets in equity securities which may be traded on a securities exchange or in the over-the-counter market. The fund may invest up to 35% of its assets in other securities that are consistent with the fund's goal.

EQUITY SECURITIES. The fund's primary investments are in common stock.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

SMALLER COMPANIES. The fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund will invest in smaller companies with a market capitalization of less than $1 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund will ordinarily buy foreign securities traded in the U.S. It may buy the securities directly in foreign markets. The fund may buy Depositary Receipts.

Although the fund may invest without limit in foreign securities, it presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations.

CONVERTIBLE SECURITIES. The fund does not intend to invest more than 10% of its total assets in convertible securities.

REITS. The fund may invest in real estate investment trusts ("REITs"). The fund does not intend to invest more than 10% of its total assets in REITs.

FRANKLIN GOLD FUND ("GOLD"). The fund's principal goal is capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments. The fund will normally invest at least 65% of total assets in equity securities of companies engaged in gold operations. The fund concentrates (invests more than 25% of total assets) in companies which mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium. The fund may buy gold companies anywhere in the world and generally invests more than 50% of total assets in companies outside the U.S. The fund invests primarily in common stocks of companies engaged in gold operations. This includes gold mining finance companies as well as operating companies with long-, medium-, or short-life mines.

The fund's manager looks for companies with established records, as well as companies having low-cost reserves to bring into production. The manager also considers a company's potential for reserve growth and retention and production growth.

FRANKLIN GROWTH FUND ("GROWTH"). The principal investment objective of Growth is capital appreciation. The secondary objective of Growth is current income. Growth primarily invests in common stocks or convertible securities believed to offer favorable possibilities of capital appreciation some of which may yield little or no current income. The fund may invest in shares of capital stock traded on any national securities exchange, or issued by a corporation, association or similar entity having gross assets valued at not less than $1,000,000 as shown on its latest published annual report, or in bonds or preferred stock convertible into shares of capital stock listed for trading on a national securities exchange. The fund may keep a significant portion of its assets in cash or cash equivalents from time to time. There are no restrictions on investment of Growth's assets in foreign securities. The fund may purchase American Depositary Receipts, and does not presently intend to invest more than 25% of its net assets in foreign securities not publicly traded in the U.S.

FRANKLIN LARGE CAP GROWTH FUND ("LARGE CAP GROWTH"). The principal investment goal of the fund is long-term capital appreciation. Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of large cap growth companies located in the U.S. For purposes of the fund's investments, large cap growth companies include well-established companies with market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management, as well as superior products and services.

EQUITY SECURITIES. In choosing equity investments, the fund's manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although the manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications and electronics), health care and finance industries.

FRANKLIN NATURAL RESOURCES FUND ("NATURAL RESOURCES"). The investment goal of the fund is to seek to provide high total return. The fund's total return consists of both capital appreciation and current dividend and interest income. The fund tries to achieve its goal by investing at least 65% of its assets in the equity and debt securities of U.S. and foreign companies in the natural resources sector.

The fund may also invest up to 35% of its assets outside the natural resources sector, including in U.S. and foreign equity and debt securities and REITs.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities that are rated B by Moody's or S&P or better, or unrated debt that it determines to be of comparable quality. The fund will not invest more than 15% of its total assets in lower-rated securities (rated lower than BB by S&P or Ba by Moody's) and unrated securities of comparable quality. The fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that it determines to be of comparable quality.

The natural resources sector includes companies that own, produce, refine, process, and market natural resources and companies that provide related services. The sector includes the following industries: integrated oil, oil and gas exploration and production, gold and precious metals, steel and iron ore production, aluminum production, forest products, farming products, paper products, chemicals, building materials, energy services and technology, and environmental services.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

AMERICAN DEPOSITARY RECEIPTS. The fund may also invest in American Depositary Receipts.

GENERAL. The fund may invest up to 10% of its assets in REITs. The fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the fund may invest more than 50% of its total assets in foreign securities.

FRANKLIN REAL ESTATE SECURITIES FUND ("REAL ESTATE"). The investment goal of the fund is to maximize total return. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies operating in the real estate industry. This includes:

o   companies qualifying as REITs for federal income tax purposes; and

o companies, such as homebuilders and developers, that have at least 50% of their assets or revenues attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

The fund may invest up to 35% of its total assets in securities of issuers engaged in businesses closely related to the real estate industry. This includes manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but which have significant real estate holdings (at least 50% of their assets).

The fund's primary REIT investments are in equity REITs.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 10% of its total assets in securities of issuers in any foreign country, developed or developing, and in Depositary Receipts.

CONVERTIBLE SECURITIES. The fund may also invest in convertible securities.

FRANKLIN SMALL CAP GROWTH FUND ("SMALL CAP"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in equity securities of small capitalization growth companies. The fund may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of

o equity securities of larger capitalization companies which its investment manager believes have strong growth potential, and

o relatively well-known, larger companies in mature industries which the investment manager believes have the potential for capital appreciation,

if the investment presents a favorable investment opportunity consistent with the fund's investment goal.

The fund may invest up to 5% of its total assets in corporate debt securities that the investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the fund's investment goal of capital growth.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund will invest in securities rated B or above by Moody's or S&P, or in unrated securities of comparable quality. The fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

SMALL COMPANIES. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies. In general, companies in which the fund will invest have a market capitalization of less than $1.5 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on the NYSE and American Stock Exchange and in the over-the-counter market.

In selecting these securities for the fund's portfolio, the investment manager identifies companies with relatively small market capitalization that it believes are positioned for rapid growth in revenues or earnings and assets. The investment manager believes that the securities of such companies may experience significant capital appreciation. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

The fund tries to provide investors with potentially greater long-term rewards by investing in securities of small companies that may offer greater potential for capital appreciation. The investment manager will select small company equity securities for the fund based on the financial strength of the company, the expertise of management, the growth potential of the company within its industry, and the growth potential of the industry itself.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored Depositary Receipts. The fund currently intends to limit its investments in foreign securities to 10% of its total assets.

GENERAL. The fund may invest up to 10% of its total assets in REITs. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

FRANKLIN STRATEGIC INCOME FUND ("STRATEGIC INCOME"). The principal investment goal of the fund is to earn a high level of current income. Its secondary goal is capital appreciation over the long term. The fund normally invests at least 65% of its assets in U.S. and foreign debt securities. The fund shifts its investment among the following general asset classes: High yield corporate bonds and preferred stock; emerging market bonds; international bonds; convertible securities, including bonds and preferred stocks; mortgage securities and other asset-backed securities; and U.S. government bonds.

The fund may invest up to 100% of its total assets in debt securities that are rated below investment grade. Investment grade debt securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's). The fund generally invests in securities rated at least Caa by Moody's or CCC by S&P, or unrated securities the fund's manager determines are comparable.

The fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, market, industry, and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets.

FRANKLIN VALUE FUND ("VALUE"). The investment objective of the fund is to seek long-term total return. The fund seeks to achieve this objective by investing at least 65% of its assets in the securities of companies that its investment manager believes are undervalued. The securities in which Value may invest include common and preferred stocks, warrants, secured and unsecured bonds, and notes. Income is a secondary consideration of the fund, although it is not part of Value's investment objective.

Value invests at least 65% of its assets in companies of various sizes, including investments in small capitalization companies, that its investment manager believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. The investment manager may take into account a variety of factors in order to determine whether to purchase or hold securities including: low price to earnings ratio relative to market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carry-forwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber, or mineral; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e., takeover candidates) or companies that have suffered sharp price declines but in the manager's opinion, still have significant potential ("fallen angels"). Purchases may include companies in cyclical businesses, turnarounds, and companies emerging from bankruptcy. Purchase decisions may also be influenced by company stock buy-backs and insider purchases and sales. Value may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services.

The fund may invest up to 25% of its net assets lower quality, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which its investment manager believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which Value may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. The fund may invest in zero coupon or deferred interest securities and pay-in-kind bonds. The fund may also acquire loan participations and trade claims.

While Value currently intends to invest primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. Value may buy sponsored or unsponsored Depositary Receipts. The fund may also purchase the securities of foreign issuers directly in foreign markets, and may purchase the securities of issuers in developing nations.

Value may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate index, or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events.

Value may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and asset-backed securities.

FRANKLIN UTILITIES FUND ("UTILITIES"). The investment objectives of Utilities are both capital appreciation and current income. As a fundamental policy, the fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the fund's investment manager, these securities appear to offer attractive opportunities for capital appreciation. The fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the fund's assets but will not be a determining or limiting factor.

With respect to unrated securities, it is also the fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the fund's rated securities and have been determined to be consistent with the fund's objectives without exposing the fund to excessive risk. The fund will not buy issues that are in default or that the manager believes involve excessive risk.

MUTUAL SHARES FUND ("MUTUAL SHARES"). The principal investment goal of Mutual Shares is capital appreciation, which may occasionally be short-term. The secondary investment goal is income.

The fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) ("convertible securities"). The fund generally invests in securities which, in the opinion of its investment adviser, are available at prices less than their actual value based on certain recognized objective criteria ("intrinsic value").

There are no limitations on the percentage of the fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments.

GENERAL POLICIES AND STRATEGIES. The fund's investment manager selects investments for the fund based upon its analysis and research. This analysis and research takes into account the factors the manager determines are relevant, which may include, among other factors, (i) the relationship of a security's book value to market value, (ii) cash flow and (iii) multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. These factors are not applied according to a predetermined formula. Rather, the investment manager examines each security separately. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by the fund.

INVESTMENT IN THE SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS. The fund also seeks to invest in the securities of domestic or foreign companies which are in the process of reorganizing or restructuring ("Reorganizing Companies") or as to which there exist outstanding tender or exchange offers. The fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the fund may invest in Reorganizing Companies, the fund presently does not anticipate committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INVESTING TO INFLUENCE OR CONTROL MANAGEMENT. The fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company. However, in certain circumstances when the fund's investment manager perceives that the fund may benefit, the manager may use the fund's ownership interest in a company to seek to influence or control management. The fund also may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund may also invest in a particular company which the manager believes may be an attractive company to be taken over by another entity.

NON-U.S. SECURITIES. The fund may purchase securities of non-U.S. issuers and may invest in Depositary Receipts.

The fund may purchase securities whose values are quoted and traded in any currency in addition to the U.S. dollar. In order to avoid the unexpected fluctuations in value as a result of relative currency values, the fund expects to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates.

DEBT SECURITIES. The debt securities in which the fund may invest may be either unrated or rated by one or more independent rating organizations such as S&P or Moody's. The debt securities which the fund may purchase may be rated in any rating category established by the independent rating organizations. The fund may invest to an unlimited degree in junk bonds.

The fund will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the investment manager's opinion, such debt securities are available at prices less than their intrinsic value. Investment in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the fund has invested in debt securities issued by Reorganizing Companies because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, such debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities.

DIRECT INVESTMENT IN INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, the fund may purchase the direct indebtedness of various companies ("Indebtedness"), or participations in such Indebtedness. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the fund's manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The fund purchases loans from national and state chartered banks as well as foreign banks. The fund normally invests in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

The fund may also purchase participation interests in Indebtedness ("Participations"). Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims ("Trade Claims") of Reorganizing Companies. Trade Claims generally represent money due to a supplier of goods or services to such Reorganizing Company.

Indebtedness, Participations and Trade Claims may be illiquid.

MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage-backed securities. Two principal types of mortgage-backed securities are CMOs and real estate mortgage investment conduits (REMICs).

The fund may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the fund steps into the shoes of the lender from a risk point of view.

MUTUAL DISCOVERY FUND ("DISCOVERY"). The principal goal of Discovery is long-term capital appreciation. Discovery does not have a secondary investment goal. Discovery's investment policies and strategies are virtually identical to those of Mutual Shares, except that Discovery seeks to achieve its investment objective by investing proportionately more of its assets in smaller sized and may invest 50% or more of its assets in foreign securities. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

See "Mutual Shares Fund" above for the other investment strategies of this fund.

MUTUAL EUROPEAN FUND ("EUROPEAN"). The principal investment goal of European is capital appreciation, which may occasionally be short term. The secondary goal is income. European's investment policies and strategies are virtually identical to those of Mutual Shares, except that European will normally invest at least 65% of its total assets in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

See "Mutual Shares Fund" above for additional information about the investment strategies of this fund.

TEMPLETON DEVELOPING MARKETS TRUST ("DEVELOPING MARKETS"). The investment goal of the fund is long-term capital appreciation. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing market issuers. The fund normally will invest in at least three developing market countries. The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, or the United Nations. In addition, developing market equity securities means those issued by:

o companies with their principal securities trading market within a developing market country, as defined above; or

o companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing market countries; or

o companies organized under the laws of, and with a principal office in, a developing market country.

EQUITY SECURITIES. The fund's primary investments are in common stock. In selecting equity securities, the manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may invest up to 35% of its total assets in debt securities which are rated C or better by Moody's or S&P or unrated debt which it determines to be of comparable quality. The fund may invest up to 10% of its total assets in defaulted debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

CLOSED-END INVESTMENT COMPANIES. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The fund may invest up to 10% of its total assets in securities of these companies.

TEMPLETON FOREIGN FUND ("TEMPLETON FOREIGN"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments outside the U.S. The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

EQUITY SECURITIES. The fund's primary investments are in common stock. In selecting equity securities, the fund's investment manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/ earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities which are rated Caa by Moody's or CCC by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), although the fund may invest up to 10% of its total assets in defaulted debt securities.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON FOREIGN SMALLER COMPANIES FUND ("FOREIGN SMALLER"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in equity securities of smaller companies outside the U.S. Smaller companies generally are those with market capitalizations of less than $1 billion.

Under normal market conditions, the fund expects to invest at least 65% of its total assets in smaller companies (i) located in, or (ii) deriving a significant portion of their revenues from, or (iii) for which the principal securities trading market is in any foreign country, including emerging market countries.

The fund may invest up to 35% of its total assets in any combination of (i) equity securities of larger capitalized issuers outside the U.S.; or (ii) equity securities of issuers within the U.S. - the fund presently does not expect to invest more than 5% of its assets in these securities; or (iii) both rated and unrated debt securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated C or better by Moody's or S&P; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities.

EQUITY SECURITIES. The fund's primary investments are in common stock. In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEPOSITARY RECEIPTS. The fund may also invest in American, European, and Global Depositary Receipts.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. ("SMALLER COMPANIES"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in the equity securities of smaller companies of any nation. Under normal market conditions, the fund will invest at least 65% of its total assets in issuers located in at least three countries (including the U.S.). The fund may invest up to 35% of its assets in securities other than equity securities, including debt securities.

SMALLER COMPANIES. The fund expects to invest 75% of its assets in companies whose market capitalizations would place them (at the time of purchase) in the same size range as companies falling in approximately the lowest 20% range (based on their total market capitalization) whose equity securities are listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies typically have market capitalizations between approximately $50 million and $1 billion. Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issues that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization. The fund's board of directors has adopted an operating policy that the fund will not purchase securities of companies with market capitalizations of more than $1 billion. This policy may be changed by the board without shareholder approval.

EQUITY SECURITIES. In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/ earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), although the fund may invest up to 10% of its total assets in defaulted debt securities.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON INTERNATIONAL FUND ("INTERNATIONAL FUND"). The fund's investment goal is long-term capital appreciation. The fund normally invests at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The manager will consider for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. At least 65% of the fund's total assets will be invested in issuers located in at least three countries.

In addition to common stocks and preferred stocks, the fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion of its total assets in rated or unrated debt securities of companies. These include bonds, notes, and debentures.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPLETON LATIN AMERICA FUND ("LATIN AMERICA"). The investment goal of the fund is long-term capital appreciation. The fund tries to achieve its investment goal by investing at least 65% of its total assets in the equity and debt securities of Latin America issuers.

For purposes of the fund's investments, "Latin America" countries include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay and Venezuela.

The fund may invest the remaining 35% of its total assets in any combination of: (i) equity and debt securities of issuers domiciled outside Latin America; and (iii) short-term and medium-term debt securities.

EQUITY SECURITIES. Currently the funds invest primarily in common stock. In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to their view regarding the company's long-term earnings, assets and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality). The fund may invest up to 5% of its total assets in defaulted debt securities.

BRADY BONDS. The fund may invest in certain debt securities referred to as "Brady Bonds." Investments in Brady Bonds are subject to the fund's current policy of not investing more than 5% of its total assets in non-investment grade securities. Please see "Templeton International Fund" above for a description of Brady Bonds.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON PACIFIC GROWTH FUND ("PACIFIC GROWTH"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities.

For purposes of the fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand.

Under normal market conditions, the fund will invest at least 65% of its total assets in issuers in at least three of these countries.

The fund may invest up to 35% of its total assets in any combination of (i) securities of issuers domiciled outside the Pacific Rim - these investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim; or (ii) both rated and unrated debt and synthetic convertible securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities when they are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. The fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds, Yankee bonds and Eurobonds. The fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities.

EQUITY SECURITIES. The fund's primary investments are in common stock. In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/ earnings ratios, profit margins and liquidation value, will also be considered.

DEPOSITARY RECEIPTS. The fund may invest in American and Global Depositary Receipts.

FIXED INCOME FUNDS

The following underlying Franklin Templeton funds invest primarily in fixed income securities.

FRANKLIN'S AGE HIGH INCOME FUND ("AGE"). The investment goal of the fund is to earn a high level of current income. As a secondary goal, the fund seeks capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund will generally invest in high yield, lower rated debt securities. High yield debt securities are often issued by the following types of companies:

o Companies lacking the financial strength needed to receive an "investment grade" rating;

o Companies that do not have the track record needed to receive an "investment grade" rating. These include companies in relatively new industries such as the cellular communications industry;

o Companies that have borrowed to finance acquisitions or to expand their operations;

o   Companies seeking to refinance their debt at lower rates; and

o   Companies that have been downgraded due to financial difficulties.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.

The fund may also invest in "zero coupon bonds" and in dividend-paying equity securities.

QUALITY AND RATINGS. The fund may buy both rated and unrated debt securities. The fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities. The fund may invest up to 10% of its total assets in debt securities where the issuer is not currently making interest payments (defaulted debt securities). It is the fund's intent not to buy unrated securities that are comparable to securities rated below B by Moody's or S&P. As of May 31, 1998, approximately 92.72% of the fund's net assets were invested in lower rated and comparable quality unrated debt securities.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the fund's manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the fund's portfolio. In its analysis, the fund's manager considers a variety of factors, including:

o   the experience and managerial strength of the issuer;

o   responsiveness to changes in interest rates and business conditions;

o   debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The fund may also invest in Depositary Receipts. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

FRANKLIN BOND FUND ("BOND FUND"). The investment goal of the fund is to provide a high level of current income consistent with the preservation of capital, with capital appreciation over the long term as a secondary goal.

The fund will allocate assets among securities in various market sectors based on the investment manager's assessment of changing economic, market, industry and issuer conditions. The investment manager will use a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to attempt to take advantage of varying sector reactions to economic events. The manager will evaluate business cycles, changes in yield curves and apparent imbalances in values between and within markets, as well as the risks of investing in particular foreign markets. Through diversification among various market sectors and its own independent credit analysis of securities being considered for the fund's portfolio, the investment manager attempts to reduce the risks of investing in non-investment grade securities.

The fund tries to achieve its investment goal by investing at least 65% of its total assets in investment grade fixed-income securities, including debt securities and mortgage-backed and asset-backed securities. Up to 35% of the fund's total assets may be invested in non-investment grade fixed-income securities.

DEBT SECURITIES. The fund may buy both rated and unrated fixed-income securities. The fund may buy fixed-income securities which are rated B or better by Moody's or S&P or unrated securities which it determines to be of comparable quality. The fund may buy securities of issuers in any foreign country, developed or developing.

Through diversification among various market sectors and its own independent analysis for securities being considered for the fund's portfolio, the fund's investment manager attempts to reduce the risks of investing in non-investment grade securities.

MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage-backed securities, including CMOs.

ASSET-BACKED SECURITIES. The fund may invest in asset-backed securities.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

FRANKLIN GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT"). The fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Global Government seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities. The fund considers securities issued by central banks that are guaranteed by their national governments to be government securities. The fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation or currency appreciation consistent with the fund's objective.

As a global fund, Global Government may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the fund invests at least 65% of its assets in government securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Under normal economic conditions, the fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

Global Government may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when its investment manager expects interest rates worldwide or in a particular country to rise, and longer when interest rates are expected to fall.

The fund may also invest in other fixed-income securities of both domestic and foreign issuers, including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates and conditional sales contracts. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). Global Government will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

Global Government may also invest in debt securities of supranational entities denominated in any currency. The fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). Global Government is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

Global Government will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns and government policies.

Global Government's invests it assets principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The fund may also acquire securities and currency in less developed countries and in developing countries. The investment manager does not currently expect the fund's investments in less developed and developing countries to exceed 30% of the fund's net assets.

Global Government may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

Global Government is also authorized to acquire loan participations.

Global Government may invest in higher yielding, higher risk, lower rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the investment manager; such investments will be less than 35% of the fund's net assets. Many debt obligations of foreign issuers, especially developing market issuers, are not rated by U.S. rating agencies and their selection depends on the investment manager's internal analysis.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND ("SHORT-INTERMEDIATE"). The investment objective of Short-Intermediate is to provide as high a level of current income as is consistent with prudent investment practices while seeking preservation of shareholders' capital. The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, Short-Intermediate must invest at least 65% of its net assets in U.S. government securities. It is the investment policy of the fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the fund intends to emphasize an average weighted maturity of 31/2 years or less.

Short-Intermediate may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration. Since inception, the assets of the fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by Short-Intermediate may not be as high as that of other funds which invest in lower quality, longer-term securities. The fund may invest in zero coupon bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities and in inflation-indexed securities issued by the U.S. Treasury.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND ("GOVERNMENT SECURITIES"). The investment objective of Government Securities is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, U.S. Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the fund are currently invested solely in obligations ("GNMAs") of the Government National Mortgage Association ("Association"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Government Securities will buy GNMAs whose principal and interest are guaranteed. The fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the Net Asset Value or performance of the fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs, such as the fund, consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by Government Securities in securities which may bear interest at a rate higher or lower than the obligations from which the principal payment was received. When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

FRANKLIN TEMPLETON HARD CURRENCY FUND ("HARD CURRENCY"). The investment objective of Hard Currency is to protect against depreciation of the U.S. dollar relative to other currencies. The fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign major currencies which historically have experienced low rates of inflation and which, in the view of its investment manager, follow economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term. These currencies are often referred to as "hard currencies" and the economic policies are often referred to as "sound money" policies. The "major currencies" are: Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc, and U.S. dollar.

Hard Currency tries to keep foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets. The fund may invest in U.S.
dollar-denominated money market instruments in combination with forward contracts (calling for the future acquisition of foreign currencies in exchange for U.S. dollars) to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

Under normal market conditions, Hard Currency will not expose its portfolio in excess of 50% of its total assets to a single foreign currency.

Subject to specific fund restrictions, the fund may invest in money market instruments and forward contracts denominated in any of the major currencies. The currencies of various countries may be added to or deleted from the foregoing list of major currencies when, in the opinion of the fund's investment manager, world social, economic, financial or political conditions justify it.

Hard Currency will attempt to maintain a weighted average effective maturity of 120 days or less and will buy only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation within the fund's portfolio will be based upon these periodic adjustments. Because the fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the fund is usually minimal.

The issuers of money market instruments in which Hard Currency may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The fund may also invest in money market securities issued by supranational organizations such as the World Bank, chartered to finance development projects in member countries; the European Union, a twelve-nation organization engaged in cooperative economic activities; the economic union of various European nations' steel and coal industries; and the Asian Development Bank, an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

Hard Currency invests only in instruments which are considered by its investment managers to be of high quality, comparable to those (1) rated AAA or AA (A-1 for commercial paper) by S&P or Aaa or Aa (P-1 for commercial paper) by Moody's or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's.

TEMPLETON GLOBAL BOND FUND ("GLOBAL BOND"). The investment objective of Global Bond is current income with capital appreciation and growth of income. The fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments, and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, incomeproducing securities which are convertible into common stock of such companies, and sponsored and unsponsored Depositary Receipts. The fund may invest in "when-issued" securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation.

Global Bond may invest in any debt security (which may include structured investments), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Ba by Moody's. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon its investment manager's judgment as to future interest rate changes.

The fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). The fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

WHAT ARE SOME OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS' OTHER INVESTMENT POLICIES AND PRACTICES?

OPTIONS ON SECURITIES AND SECURITIES INDICES. Certain of the underlying Franklin Templeton funds may buy and sell options on securities and securities indices to earn additional income and/or to help protect portfolio holdings against market and/or exchange rate movements. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. To help protect portfolio holdings against adverse changes in foreign currency exchange rates, certain of the underlying Franklin Templeton funds may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year); (3) buy and sell put and call options on foreign currencies; and (4) enter into currency swap agreements which are agreements to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of an underlying Franklin Templeton fund's investments. To reduce exposure to these factors, certain of the underlying Franklin Templeton funds may buy and sell financial futures contracts, stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and options on any of these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. An interest rate futures contract is a contract for the future delivery of U.S. government securities and index-based futures contracts, the value of which depend primarily on prevailing interest rates. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date.

Each of the underlying Franklin Templeton funds limits its futures and related options activities so that it will not be considered a "commodity pool operator" under the rules of the Commodity Futures Trading Commission. In addition, a number of the funds have committed to limit their options and futures transactions to various percentages.

INTEREST RATE SWAPS. Certain of the underlying Franklin Templeton funds may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks).

TEMPORARY INVESTMENTS. When a manager of an underlying Franklin Templeton fund believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, the manager may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the funds typically may invest up to 100% of their assets in a variety of foreign and domestic debt securities and instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, money market securities, bank obligations and time deposits. Certain underlying Franklin Templeton funds may also invest temporarily in high risk, lower quality debt securities.

SHORT-TERM INVESTMENTS. A number of the underlying Franklin Templeton funds may invest cash being held for liquidity purposes in shares of Franklin Money Fund, other money market funds in the Franklin Templeton Funds or a variety of U.S. or foreign debt securities or obligations.

REPURCHASE AGREEMENTS. Each underlying Franklin Templeton fund (except Government Securities) will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

For more information about the various types of investments and strategies employed by the underlying Franklin Templeton funds, please see the appendix and the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages each fund's assets and makes its investment decisions. The manager also performs similar services for other funds. The manager also provides asset allocation services by allocating each fund's assets among the underlying Franklin Templeton funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The manager or other direct or indirect wholly owned subsidiaries of Resources are the investment managers of the underlying Franklin Templeton funds. Together, the manager and its affiliates manage over $228 billion in assets. Please see "Investment Advisory, Asset Allocation and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

PORTFOLIO MANAGER.
Mark Boyadjian
Portfolio Manager of Franklin Advisers, Inc.

Mr. Boyadjian is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Philosophy from University of California at Berkeley. Prior to joining the Franklin Templeton Group in 1998, Mr. Boyadjian was a portfolio manager at Scudder, Stevens & Clark.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT. Under the investment advisory and asset allocation agreement, the manager provides general advisory services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each fund by the manager. The manager also provides asset allocation advice and administrative services to each fund under the investment advisory and asset allocation agreement. While the manager provides general investment advisory and administrative services to each fund without charge, it provides asset allocation services to each fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each fund. The fee is computed at the close of business on the last business day of each month.

ASSET ALLOCATION FEES. During the fiscal year ended July 31, 1998, asset allocation fees, before any advance waiver, totaled 0.25% of the average monthly net assets of each fund. Total direct operating expenses were 1.06% for Conservative Target Fund - Class A, 1.81% for Conservative Target Fund - Class C, 0.92% for Moderate Target Fund - Class A, 1.67% for Moderate Target Fund - Class C, 0.98% for Growth Target Fund - Class A and 1.73% for Growth Target Fund - Class C. Under an agreement by the manager to waive or limit its fees, Conservative Target Fund paid no asset allocation fees and Moderate Target Fund and Growth Target Fund paid asset allocation fees totaling 0.08% and 0.02%, respectively. Each fund paid direct operating expenses totaling 0.75% for Class A and 1.50% for Class C. The manager has ended this arrangement for Moderate Target Fund and may end this arrangement at any time for Conservative Target Fund and Growth Target Fund upon notice to the Board.

Each fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:


UNDERLYING FRANKLIN TEMPLETON FUND         MANAGER                                   FEE RATE
------------------------------------------------------------------------------------------------
Equity                                     Franklin Advisers, Inc. ("Advisers")      0.625% 1

Growth                                     Advisers                                  0.625% 2

Utilities                                  Advisers                                  0.625% 2

Small Cap                                  Advisers                                  0.625% 3

Value                                      Franklin Advisory Services, Inc.          0.750% 4
                                           ("Advisory Services")

Real Estate                                Advisers                                  0.625% 3

Mutual Shares                              Franklin Mutual Advisers, Inc.            0.60%
                                           ("Franklin Mutual")

Discovery                                  Franklin Mutual                           0.80%

European                                   Franklin Mutual                           0.80%

Aggressive Growth                          Advisers                                  0.50% 5

Large Cap Growth                           Advisers                                  0.50% 5

Bond Fund                                  Advisers; TICI (sub-adviser)              0.425% 6,*

Short-Intermediate                         Advisers                                  0.625% 1

Government Securities                      Advisers                                  0.625% 2


UNDERLYING FRANKLIN TEMPLETON FUND         MANAGER                                   FEE RATE
------------------------------------------------------------------------------------------------
AGE                                        Advisers                                  0.625% 1

Templeton Foreign                          Templeton Global Advisors Limited         0.75% 7
                                           ("TGAL")

Developing Markets                         Templeton Asset Management Ltd. -         1.25%
                                           Hong Kong Branch

Smaller Companies                          Templeton Investment Counsel, Inc.        0.75%
                                           ("TICI")

Foreign Smaller                            Advisers; TICI (sub-adviser)              1.00% 8,*

International                              TGAL                                      0.75%

Pacific Growth                             Advisers; TICI (sub-adviser)              1.00% 8,*

Latin America                              TGAL                                      1.25%

Hard Currency                              Advisers; TICI (sub-adviser)              0.65%*

Global Bond                                TICI                                      0.50% 9

Global Government                          Advisers; TICI (sub-adviser)              0.625% 1,*

Gold                                       Advisers                                  0.625% 1

Natural Resources                          Advisers                                  0.625% 3

Strategic Income                           Advisers; TICI (sub-adviser)              0.625% 1,*

1. .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million.
2. .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million up to $10 billion, further reduced to .44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to .42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to .40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to
 .38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to .36% in excess of $20 billion.
3. .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million, .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
4. .75% of average daily net assets up to $500 million, .625% of average daily net assets over $500 million up to $1 billion, and .50% of average daily net assets over $1 billion.
5. .40% of the value of net assets over $500 million up to and including $1 billion; .35% of the value of net assets over $1 billion up to and including $1.5 billion; .30% of the value of net assets over $1.5 billion up to and including $6.5 billion; .275% of the value of net assets over $6.5 billion up to and including $11.5 billion; .25% of the value of net assets over $11.5 billion up to and including $16.5 billion; .24% of the value of net assets over $16.5 billion up to and including $19 billion; .23% of the value of net assets over $19 billion up to and including $21.5 billion; and .22% of the value of net assets in excess of $21.5 billion.
6. .425% of the value of its average daily net assets up to and including $500 million; .325% of the value of its average daily net assets over $500 million up to and including $1 billion; and .280% of the value of its average daily net assets over $1 billion up to and including $1.5 billion; and .235% of the value of its average daily net assets over $1.5 billion up to and including $6.5 billion; .215% of the value of its average daily net assets over $6.5 billion up to and including $11.5 billion; and .200% of the value of its average daily net assets over $11.5 billion up to and including $16.5 billion; and .190% of the value of its average daily net assets over $16.5 billion up to and including $19 billion; .180% of the value of its average daily net assets over $19 billion up to and including $21.5 billion; and
 .170% of the value of its average daily net assets over $21.5 billion.
7. .75% of the average daily net assets of the fund up to the first $200 million, reduced to a fee of .675% of such average daily net assets in excess of $200 million up to $1.3 billion, and further reduced to a fee of .60% of such average daily net assets in excess of $1.3 billion.
8. 1% of daily net assets up to $100 million, .90% of daily net assets over $100 million up to $250 million, .80% of daily net assets over $250 million up to $500 million, and .75% of daily net assets over $500 million.
9. .50% of its average daily net assets, .45% of such net assets in excess of $200 million and .40% of such net assets in excess of $1.3 billion.
*TICI is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the underlying Franklin Templeton funds to Advisers. As to Foreign Smaller and Pacific Growth, TICI receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: .50% of such assets up to $100 million; .40% of such assets over $100 million up through $250 million; .30% of such assets over $250 million up through $500 million; and .25% of such assets over $500 million. As to Hard Currency, TICI receives from Advisers a fee equal to an annual rate of .25% of the value of each fund's average daily net assets. As to Global Government, TICI receives from Advisers a fee equal to an annual rate of the value of the fund's assets as follows: .35% of such assets up to $100 million; .25% of such assets over $100 million up through $250 million; and .20% of such assets over $250 million. As to Bond Fund, TICI receives 25% of the investment advisory fee paid to Advisers by the fund.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund at no charge. Please see "Investment Advisory, Asset Allocation and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The funds' manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their manager may have no control.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the funds under their Class A plans may not exceed 0.25% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class C plans, a fund may pay Distributors up to 0.75% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.25% per year of Class C's average daily net assets under the Class C plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

TAXATION OF THE FUNDS' INVESTMENTS.      HOW DO THE FUNDS EARN INCOME AND GAINS?
A fund invests your money in the
underlying Franklin Templeton funds and  A fund earns dividends and interest (a
other securities that are described in   fund's "income") on its investments.
the section "How Do the Funds Invest     When a fund sells a security for a
Their Assets?" Special tax rules may     price that is higher than it paid, it
apply when determining the income and    has a gain. When a fund sells a
gains that a fund earns on its           security for a price that is lower
investments. These rules may, in turn,   than it paid, it has a loss. If a fund
affect the amount of distributions that  has held the security for more than
a fund pays to you. These special tax    one year, the gain or loss will be a
rules are discussed in the SAI.          long-term capital gain or loss. If a
                                         fund has held the security for one
TAXATION OF THE FUNDS. As a regulated    year or less, the gain or loss will be
investment company, a fund generally     a short-term capital gain or loss. A
pays no federal income tax on the        fund may also receive capital gain
income and gains that it distributes to  distributions from the underlying
you.                                     Franklin Templeton funds and realize
                                         capital gains upon the redemption of
FOREIGN TAXES. Foreign governments may   shares of the underlying Franklin
impose taxes on the income and gains     Templeton funds. A fund's gains and
from the underlying Franklin Templeton   losses are netted together, and, if a
fund's investments in foreign stocks     fund has a net gain (a fund's
and bonds. These taxes will reduce the   "gains"), that gain will generally be
amount a fund distributes to you.        distributed to you.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from a      WHAT IS A DISTRIBUTION?
fund, whether you receive them in cash
or in additional shares, are generally   As a shareholder, you will receive
subject to income tax. A fund will send  your share of a fund's income and
you a statement in January of the        gains on its investments in the
current year that reflects the amount    underlying Franklin Templeton funds
of ordinary dividends, capital gain      and other securities. A fund's income
distributions and non-taxable            and short term capital gains are paid
distributions you received from the      to you as ordinary dividends. A fund's
fund in the prior year. This statement   long-term capital gains are paid to
will include distributions declared in   you as capital gain distributions. If
December and paid to you in January of   a fund pays you an amount in excess of
the current year, but which are taxable  its income and gains, this excess will
as if paid on December 31 of the prior   generally be treated as a non-taxable
year. The IRS requires you to report     distribution. These amounts, taken
these amounts on your income tax return  together, are what we call a fund's
for the prior year.                      distributions to you.

DISTRIBUTIONS to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

REDEMPTIONS AND EXCHANGES. If you        WHAT IS A REDEMPTION?
redeem your shares or if you exchange
your shares in a fund for shares in      A redemption is a sale by you to a
another Franklin Templeton Fund, you     fund of some or all of your shares in
will generally have a gain or loss that  the fund. The price per share you
the IRS requires you to report on your   receive when you redeem fund shares
income tax return. If you exchange fund may be more or less than the price at shares held for 90 days or less and pay which you purchased those shares. An
no sales charge, or a reduced sales      exchange of shares in a fund for
charge, for the new shares, all or a     shares of another Franklin Templeton
portion of the sales charge you paid on  Fund is treated as a redemption of
the purchase of the shares you           fund shares and then a purchase of
exchanged is not included in their cost  shares of the other fund. When you
for purposes of computing gain or loss   redeem or exchange your shares, you
on the exchange. If you hold your        will generally have a gain or loss,
shares for six months or less, any loss depending upon whether the amount you you have will be treated as a long-term receive for your shares is more or
capital loss to the extent of any        less than your cost or other basis in
capital gain distributions received by   the shares.
you from a fund. All or a portion of
any loss on the redemption or exchange
of your shares will be disallowed by
the IRS if you buy other shares in a
fund within 30 days before or after
your redemption or exchange.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. It is anticipated that no portion of a fund's distributions will qualify for the exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.

BACKUP WITHHOLDING. When you open an     WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that
you provide your taxpayer                Backup withholding occurs when a fund
identification number ("TIN"), certify   is required to withhold and pay over
that it is correct, and certify that     to the IRS 31% of your distributions
you are not subject to backup            and redemption proceeds. You can avoid
withholding under IRS rules. If you      backup withholding by providing a fund
fail to provide a correct TIN or the     with your TIN, and by completing the
proper tax certifications, the IRS       tax certifications on your shareholder
requires a fund to withhold 31% of all   application that you were asked to
taxable distributions (including         sign when you opened your account.
ordinary dividends and capital gain      However, if the IRS instructs a fund
distributions), and redemption proceeds to begin backup withholding, it is paid to you. A fund is also required to required to do so even if you provided
begin backup withholding on your         the fund with your TIN and these tax
account if the IRS instructs the fund    certifications, and backup withholding
to do so. A fund reserves the right not  will remain in place until the fund is
to open your account, or,                instructed by the IRS that it is no
alternatively, to redeem your shares at  longer required.
the current Net Asset Value, less any
taxes withheld, if you fail to provide
a correct TIN, fail to provide the
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE TRUST ORGANIZED?

The funds are non-diversified series of Franklin Templeton Fund Allocator Series (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on October 2, 1995, and is registered with the SEC. Each fund offers two classes of shares: Conservative Target Fund - Class A and Conservative Target Fund - Class C, Moderate Target Fund - Class A and Moderate Target Fund - Class C, and Growth Target Fund - Class A and Growth Target Fund - Class C. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.  Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

    o  To open a regular, non-retirement account ...................     $1,000

    o  To open an IRA, IRA Rollover, Roth IRA, or Education IRA.....     $250*

    o  To open a custodial account for a minor
        (an UGMA/UTMA account) .....................................     $100

    o  To open an account with an automatic investment plan.........     $ 50**

    o  To add to an account ........................................     $ 50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. If you do not specify a class, we will automatically invest your purchase in Class A shares. It
    is   important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.  Make your investment using the table below.

METHOD                         STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL                        For an initial investment:
                                    Return the application to the fund with your check made payable to the fund.

                               For additional investments:
                                    Send a check made payable to the fund.
                                    Please include your account number on the
                                    check.
--------------------------------------------------------------------------------

BY WIRE                        1.   Call Shareholder Services or, if that number
                                    is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                               2.   For an initial investment you must also
                                    return your signed shareholder application to the fund.

                               IMPORTANT DEADLINES: If we receive your call
                               before 1:00 p.m. Pacific time and the bank
                               receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
--------------------------------------------------------------------------------

THROUGH YOUR DEALER            Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class A shares may be more attractive for long-term investors or investors who qualify to buy Class A shares at a reduced sales charge. Your financial representative can help you decide.

CLASS A                                      CLASS C
--------------------------------------------------------------------------------

o    Higher front-end sales charges than     o    Lower front-end sales charges
     Class C shares. There are several            than Class A shares
     ways to reduce these charges, as
     described below. There is no
     front-end sales charge for
     purchases of $1 million or more.*

o    Contingent Deferred Sales Charge on     o    Contingent  Deferred  Sales
     purchases of $1 million or more              Charge  on  purchases  sold
     sold within twelve months                    withing  18  months

o    Lower annual expenses than Class C      o    Higher annual expenses than
     shares                                       Class A shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS A SHARES. You may accumulate more than $1 million in Class C shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class A shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase.

                                          TOTAL SALES CHARGE
                                         TO AS A PERCENTAGE OF      AMOUNT PAID
                                      -------------------------     DEALER AS A
                                       OFFERING     NET AMOUNT     PERCENTAGE OF
AMOUNT OF PURCHASE AT OFFERING PRICE     PRICE       INVESTED     OFFERING PRICE
--------------------------------------------------------------------------------
CLASS A

Under $50,000.......................     5.75%        6.10%           5.00%

$50,000 but less than $100,000......     4.50%        4.71%           3.75%

$100,000 but less than $250,000.....     3.50%        3.63%           2.80%

$250,000 but less than $500,000.....     2.50%        2.56%           2.00%

$500,000 but less than $1,000,000...     2.00%        2.04%           1.60%

$1,000,000 or more*.................     None         None            None

CLASS C

Under $1,000,000*...................     1.00%        1.01%           1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class C shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - Class A Only. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - Class A Only. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class A Only. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class A shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

 3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

 7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

 9. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

10.   Accounts managed by the Franklin Templeton Group

11. Certain unit investment trusts and their holders reinvesting distributions from the trusts

12.   Group annuity separate accounts offered to retirement plans

13. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class A Only" above to be able to buy Class A shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.    Class C purchases - up to 1% of the purchase price.

2. Class A purchases of $1 million or more - up to 1% of the amount invested.

3. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class C shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class C shares.

METHOD                        STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL                       1.   Send us signed written instructions

                              2. Include any outstanding share certificates for the shares you want to exchange
--------------------------------------------------------------------------------

BY PHONE                      Call Shareholder Services or TeleFACTS(R)

                              - If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------

THROUGH YOUR DEALER           Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class C shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o You may only exchange shares within the SAME CLASS, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o     The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
      (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of a fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                       STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL                      1.   Send us signed written instructions. If you
                                  would like your redemption proceeds wired to a bank account, your instructions should include:

                             o The name, address and telephone number of the bank where you want the proceeds sent

                             o    Your bank account number

                             o    The Federal Reserve ABA routing number

                             o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                             2. Include any outstanding share certificates for the shares you are selling

                             3.   Provide a signature guarantee if required

                             4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                             Telephone requests will be accepted:

                             o    If the request is $100,000 or less.
                                  Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy

                             o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                             o Unless the address on your account was changed by phone within the last 15 days

                             - If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------

THROUGH YOUR DEALER          Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o   Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o   Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund intends to pay a dividend at least quarterly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee a fund will pay dividends. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

To receive a dividend, you must be a shareholder on the record date. The record dates for each fund's dividends will vary. Please keep in mind that if you invest a large amount in a fund shortly before the record date of a dividend, you will receive some of your investment back in the form of that dividend and it will be a taxable distribution. If you would like information on upcoming record dates for the funds' dividends, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class A and Class C.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT           DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

CORPORATION               Corporate Resolution
--------------------------------------------------------------------------------

PARTNERSHIP               1.   The pages from the partnership agreement that
                               identify the general partners, or

                          2.   A certification for a partnership agreement
--------------------------------------------------------------------------------

TRUST                     1.   The pages from the trust document that identify
                               the trustees, or

                          2.   A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o   obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                       CODE NUMBER
                                 ----------------------
                                  CLASS A      CLASS C
                                 ----------------------
Conservative Target Fund.......     484          584

Moderate Target Fund ..........     485          585

Growth Target Fund ............     486          586

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983. The funds, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.

Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.

Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plan Services   1-800/527-2020      5:30 a.m. to 5:00
p.m.

Institutional Services     1-800/321-8563      6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)     1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A, CLASS B AND CLASS C - Each fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class B."

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class C shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

WHAT ARE SOME OF THE OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS?

CONVERTIBLE SECURITIES, INCLUDING ENHANCED AND SYNTHETIC CONVERTIBLE SECURITIES. A convertible security is generally a preferred stock or debt security that may be converted within a specified period of time into a certain amount of common stock or other equity securities of the same or a different issuer. Convertible securities also include non-convertible debt securities with warrants or stock or stock index options attached ("synthetic convertible securities"). A convertible security entitles the holder to receive interest paid or accrued on debt securities or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. If a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. Convertible securities generally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of similar non-convertible debt securities. While the underlying Franklin Templeton funds generally use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for financial reporting, credit rating, and investment limitation purposes.

A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DEBT SECURITIES. Debt securities are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by Depositary Receipts. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, an underlying Franklin Templeton fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that an underlying Franklin Templeton fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

DERIVATIVE SECURITIES. Certain of the underlying Franklin Templeton funds may use certain investment techniques, all of which may be dependent upon a prediction of the future direction of various financial barometers. In this regard, some of the funds may purchase and sell put and call options on securities and securities indices which trade on securities exchanges, which may include foreign exchanges, and in the over-the-counter ("OTC") market. Some funds also may purchase and sell financial futures and options on financial futures with respect to securities and securities indices.

Some funds may engage in "spread" and "straddle" transactions. A spread transaction is one in which a fund purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. In a straddle transaction, the fund purchases or writes combinations of put and call options on the same security.

Some of the funds may write (sell) covered call or put options which are listed for trading on a national securities exchange or traded OTC. Writing a "covered" call option means that the fund will only write (sell) options on securities which it actually owns. When a fund sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. Funds may also purchase put options on securities. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Funds may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.

Some funds may engage in forward conversion transactions whereby the fund will write call options on securities it has purchased and purchase put options on those securities.

Some funds may enter into futures on debt securities that are backed by the U.S. government and may enter into futures on corporate securities and non-U.S. government debt securities when such securities become available.

The futures activities of each of the underlying Franklin Templeton funds will be accomplished so that no fund is considered to be a commodity pool operator under the laws governing the trading of commodities. All futures and related options activities of the funds are limited to bona fide hedging transactions, or, if not for bona fide hedging purposes, the aggregate initial margin premiums required to establish its futures or related options positions may not exceed 5% of the underlying Franklin Templeton fund's total assets (after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%). In addition, certain of underlying Franklin Templeton funds have committed to limit their options and futures transactions to various percentages.

Options and futures may fail as hedging techniques where the price movements of the securities underlying the options and futures do not follow the price movements of the underlying Franklin Templeton fund's securities which are subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the investment manager's ability to predict correctly the direction of securities markets, interest rates, and other economic factors. Also, a liquid secondary market for any particular option or future may not be available when the investment manager wishes to "close out" a position in an option or future. In such a situation, the underlying Franklin Templeton fund will likely be unable to control losses by closing its position.

For a further description of these techniques, see the SAI.

DEVELOPING OR EMERGING MARKET COUNTRIES. Investments in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which results in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, some developing market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to an underlying Franklin Templeton fund and its shareholders.

There are further risks specific to investments in Eastern Europe, including Russia, Hong Kong and/or Latin America. For a further discussion of these risks, please see the SAI.

EQUITY SECURITIES. Equity securities are securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for such shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which a fund may hold in its portfolio, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS. Some of the underlying Franklin Templeton funds may enter into futures contracts on currencies. A futures contract on currency is an agreement to buy or sell currency at a specified price during a designated month.

Some funds may also buy and sell put and call options on currency futures contracts. A put option purchased by the fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the fund would give it the right to assume a position as the buyer of a futures contract. The fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

Some of the underlying Franklin Templeton funds may purchase and sell (write) put and call options on foreign currencies traded on U.S. and foreign exchanges, or OTC. The funds will engage in such option transactions for various hedging purposes such as to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired or to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Hard Currency may, for hedging purposes, buy put and call options on any currency in which the fund's investments are denominated.

FOREIGN CURRENCY TRANSACTION RISKS. Currency transactions, such as forward currency exchange contracts, currency futures and options on such futures, options on currencies, and currency swaps are subject to different risks than other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

FORWARD CURRENCY EXCHANGE CONTRACTS. A number of the underlying Franklin Templeton funds may, to some degree, engage in foreign currency exchange transactions. The funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign securities. However, some price spread on these transactions (to cover service charges) will be incurred when a fund converts assets from one currency to another. When a fund is the buyer or seller in such a transaction, it will either cover its position or maintain, in a segregated account with its custodian bank, cash or securities having an aggregate value equal to the amount of such commitment until payment is made. Some funds may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency.

GNMAS. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by non-callable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by a fund will have a direct impact on the Net Asset Value per share of the fund.

LOAN PARTICIPATIONS. Some of the underlying Franklin Templeton funds are authorized to acquire loan participations in which the funds will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally, such loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Such loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the funds will be permitted to purchase such securities which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. Loan participations carry substantially the same risks as those for defaulted debt obligations and may cause loss of the entire investment.

MORTGAGE-BACKED SECURITIES (INCLUDING CMOS) AND ASSET-BACKED SECURITIES (INCLUDING CARS). Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Mortgage-backed securities are issued by U.S. government agencies, foreign government agencies, and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. Mortgage-backed securities issued by foreign government agencies and private institutions are not guaranteed by the U.S. government or its agencies.

A mortgage-backed security differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.

Asset-backed securities are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. CARs are asset-backed securities. In the case of automobile receivables, there is a risk that the holders of these receivables may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state law. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

NATURAL RESOURCES SECTOR RISKS. There are a number of risks associated with investing in the natural resources sector, including gold. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities in these industries are subject to limited pricing flexibility because of supply and demand factors. Others are subject to more broad price fluctuations as a result of volatility of the prices for certain raw materials' prices and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Gold operation companies involve special considerations. Prices of their securities will be affected by the price of gold and precious metals. They may also be affected by changing costs of production. The price of gold may fluctuate substantially over short periods of time so the fund's share price may be more volatile than other types of investments.

The price of gold and other precious metals is affected by several factors including (1) how much of the worldwide supply of gold is held among four major producers. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world; (2) increased environmental, labor or other costs in mining; (3) changes in laws relating to mining or gold production or sales; and (4) unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, if Russia decides to sell some of its gold reserves, the supply would go up, and the price would generally go down.

In addition, changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the fund's investment strategies.

The value of a company may be affected by factors that affect the company alone, the industry, or the entire country in which it is located.

Because of current conditions in South Africa, Gold's investments in South African companies, approximately 20% of the portfolio as of July 31, 1998, may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

NEW OR UNSEASONED COMPANIES. Certain of the underlying Franklin Templeton funds may invest in the securities of relatively new or unseasoned companies which are in their early stages of development or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management and may be unable to generate the funds necessary for growth or potential development. In addition, these companies may be developing or marketing new products and services for which markets are not yet or may never become established. As a result, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and, therefore, speculative.

PUBLIC UTILITIES SECURITIES. The risks of investments in the public utilities industry include: risks associated with regulatory changes (including deregulation); risks associated with interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debts and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

REIT AND REAL ESTATE-RELATED RISKS. REITs typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

To the extent an underlying Franklin Templeton invests in REITs or securities of companies operating in the real estate industry, it generally is subject to the same risks that affect direct investments in real estate and its performance is closely tied to conditions affecting the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, the strength of specific industries renting properties, and other factors affecting supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

The value of securities of companies that service the real estate industry will also be affected by changes affecting the real estate market.

REITS. Changes in the market value of an underlying Franklin Templeton fund's investments in REIT securities will also affect its performance. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Mortgage REITs are subject to the risks that the borrower may be unable to make interest and principal payments on the loan made by the mortgage REIT and that the value of the property may be less than the amount of the loan. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the underlying Franklin Templeton fund's performance.

SHORT SALES. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale "against the box," the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TRADE CLAIMS. Some of the underlying Franklin Templeton funds may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as these funds, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price. Trade claims are generally liquid as there is a secondary market, but the boards of the funds will monitor their liquidity.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

VALUE INVESTING. Some of the funds will invest principally in the securities of companies believed by the investment manager to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which a fund may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the investment manager may be incorrect in its assessment of a particular industry or company or that the investment manager may not purchase these securities at their lowest possible prices or sell them at their highest.

A fund's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

A policy of investing in securities that may be out of favor, including turnarounds, cyclicals, and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or which are not widely followed, differs from the approach followed by many other mutual funds. The investment manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

WHEN-ISSUED, DELAYED DELIVERY, AND TO-BE-ANNOUNCED TRANSACTIONS. Some of the underlying Franklin Templeton funds may purchase and sell obligations on a "when-issued" or "delayed delivery" basis. In these transactions a fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Although the funds will generally purchase securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a fund is the buyer in these transactions, it will maintain with its custodian bank, in an account that is separate and apart from its normal custody account, cash or securities having a total value equal to the amount of the fund's commitment until payment for the obligation is made. Some funds may purchase and sell GNMA certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis, and is not subject to any percentage limit with respect to these transactions. These transactions are arrangements under which the fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days.

Purchases of securities on a when-issued, delayed delivery or TBA basis are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. If the other party to a when-issued, delayed delivery or TBA transaction fails to complete the transaction, the fund could miss a favorable price or yield opportunity. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

ZERO COUPON AND PAY-IN-KIND BONDS. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest, and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date and, if the issuer defaults, the fund may obtain no return at all on its investment. Zero coupon, deferred interest, and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Some of the underlying Franklin Templeton funds may purchase pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the fund until the cash payment date or until the bonds mature. Accordingly, during periods when the fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet distribution requirements and such sales may be subject to the risk factors discussed above.

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.